SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. __)



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to  240.14a-11(c) or
 240.14a-12


MESA LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

ANDREW N. BERNSTEIN, ESQ.
(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[x]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(i)(2).
[ ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[ ]	Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

	1)	Title of each class of securities to which
transaction applies:

	2)	Aggregate number of securities to which
transaction applies:

	3)	Per unit price or other underlying value of
transaction computed pursuant to
Exchange Act Rule 0-11:1

	4)	Proposed maximum aggregate value of transaction:

1	Set forth the amount on which the filing fee is
calculated and state how it was determined.

[ ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:
MESA LABORATORIES, INC.
12100 West Sixth Avenue
Lakewood, Colorado 80228
Telephone: (303) 987-8000


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, October 4, 1996


To the Shareholders:


	PLEASE TAKE NOTICE that the Annual Meeting of
Shareholders of Mesa Laboratories, Inc. (the
"Company") will be held at the Company's offices at 12100
West Sixth Avenue, Lakewood, Colorado
80228, on Friday, October 4, 1996, at 3:00 p.m., local time, for the following purposes:

	1.	To elect five directors to hold office for the
term specified in the Proxy Statement or until their successors are elected and qualified;

	2.	To approve the establishment of the outside
directors stock option plan for the benefit of the outside directors of the Company (the "Outside Directors
Stock Option Plan Proposal"); and

	3.	To transact such other business as may properly
come before the Meeting or any
adjournment or adjournments thereof.

	The Board of Directors has fixed the close of business on August 7, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

	A Proxy Statement which describes the foregoing proposals and a form of Proxy accompany this Notice.

								By Order of the
Board of Directors

Dated: August 9, 1996						Steven W.
Peterson
								Secretary




IMPORTANT

	Whether or not you expect to attend the Meeting, you are urged to execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. Any shareholder granting a proxy may revoke the same at any time prior to its exercise.
Also, whether or not you grant a proxy, you may vote in person if you attend the Meeting.

MESA LABORATORIES, INC.
12100 West Sixth Avenue
Lakewood, Colorado 80228

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, October 4, 1996

SOLICITATION OF PROXY



	The accompanying proxy is solicited on behalf of the Board of Directors of Mesa Laboratories, Inc.
(the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Friday, October 4, 1996, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material at the rates suggested by the New York Stock Exchange. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about August 9, 1996.

	Execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and to vote in person. Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the person named in the proxy
"FOR" the election as directors of those nominees named in the Proxy Statement, "FOR" the proposal to approve the establishment of the Outside Directors Stock Option Plan, and in accordance with his best judgment on all other matters that may properly come before the Meeting.

	The enclosed proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked
"WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.


PURPOSE OF MEETING

	As stated in the Notice of Annual Meeting of
Shareholders accompanying this Proxy Statement, the
business to be conducted and the matters to be considered
and acted upon at the Meeting are as follows:
	1.	To elect five directors to hold office for the
term specified herein or until their successors are elected and qualified;

	2.	To approve the establishment of the outside
directors stock option plan for the benefit of the outside directors of the Company (the "Outside Directors
Stock Option Plan Proposal"); and

	3.	To transact such other business as may properly
come before the Meeting or any
adjournment or adjournments thereof.


VOTING AT MEETING

	The voting securities of the Company consist solely of common stock, no par value per share (the
"Common Stock").

	The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on August 7, 1996, at which time the Company had outstanding and entitled to vote at the meeting
4,327,151 shares of Common Stock. Shareholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

	Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum. The election of directors and approval of the Outside Directors Stock Option Plan Proposal each will require the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy at the Meeting and entitled to vote thereon.
Cumulative voting for directors is not authorized and proxies cannot be voted for more than five nominees.


STOCK OWNERSHIP

	The following table sets forth the number of shares of Common Stock owned beneficially as of March 31, 1996, by each person known by the Company to have owned beneficially more than five percent of such shares then outstanding, by each officer and director of the Company and by all of the Company's officers and directors as a group. This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As far as is known to management of the Company, no person owns beneficially more than five percent of the outstanding shares of Common Stock as of March 31, 1996 except as set forth below.

				   Amount and		    Percentage of
Name of Beneficial     Nature of		    Class Benefi-
      Owner(1)		Beneficial Owner	    cially Owned

Luke R. Schmieder		516,517	(2)			11.9

Steven W. Peterson		61,715	(3)			1.4

Paul D. Duke			182,774	(4)			4.2

H. Stuart Campbell		56,000	(5)			1.3

Philip D. Quedenfeld	176,241	(6)			4.1

G. Lee Southard		79,000	(7)			1.8

All officers and		1,072,247(8)			24.2
directors as a group
(6 in number)
__________
(1)	The business address for each person identified herein
is 12100 West Sixth Avenue, Lakewood,
Colorado 80228.
(2)	Includes 20,000 shares which Mr. Schmieder has the
right to acquire within 60 days by exercise of
stock options.
(3)	Includes 18,000 shares which Mr. Peterson has the right
to acquire within 60 days by exercise of
stock options.
(4)	Includes 20,000 shares which Mr. Duke has the right to
acquire within 60 days by exercise of stock
options.
(5)	Includes 20,000 shares which Mr. Campbell has the right
to acquire within 60 days by exercise of
stock options.
(6)	Includes 20,000 shares which Mr. Quedenfeld has the
right to acquire within 60 days by exercise of
stock options.
(7)	Includes 20,000 shares which Dr. Southard has the right
to acquire within 60 days by exercise of
stock options.
(8)	Includes 118,000 shares which the officers and
directors of the Company as a group have the right
to acquire within 60 days by exercise of stock options.

BOARD OF DIRECTORS

	The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. The Board meets regularly throughout the year, including the annual organization meeting following the Annual Meeting of Shareholders, to review significant developments affecting the Company and to act upon matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board met four times.

	The Board of Directors has established Compensation and Audit Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of these committees, their current members, and the number of meetings held during the last fiscal year are described below.

	The Compensation Committee consists of Messrs. Campbell and Quedenfeld. Its function is to recommend the compensation to be paid to the President and certain other employees, and for the development of policies on employee compensation and benefits. The Compensation Committee met once during the fiscal year ended March 31, 1996.

	The Audit Committee consists of Messrs. Campbell and Quedenfeld and Dr. Southard. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practice. The
Audit Committee met once during the fiscal year ended March
31, 1996.

	The Company does not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole.

	No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served except Dr. Southard, who attended 60 percent of all such meetings.

	Each non-employee director will be compensated separately for service on the Board and is reimbursed for expenses to attend Board meetings. Members of the Audit and Compensation Committees are not compensated separately for service on those committees. In addition, non-employee directors participate in the Outside Directors Stock Option Plan. See
"Executive Compensation - Compensation of
Directors."

ELECTION OF DIRECTORS

	At the Meeting, five directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

	Shares represented by properly executed proxies will be voted, in the absence of contrary indication therein or revocation thereof by the shareholder granting such proxy, in favor of the election of the persons named below as directors, to hold office for the term stated in the preceding paragraph. The person named as proxy in the enclosed proxy has been designated by management and intends to vote for the election to the Board of Directors of the persons named below, each of whom is now a director of the Company. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. Management knows of no reason why any nominee would be unable to serve. The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from the records of the Company.

Nominees for Election as Directors
	Name				Age			Position

Luke R. Schmieder	 	53	 President, Chief Executive
				         Officer, Treasurer and Director

Paul D. Duke			54	Vice President and Director

H. Stuart Campbell		66	Director

Philip D. Quedenfeld	65	Director

G. Lee Southard, Ph.D.	59	Director

	Luke Schmieder attended Ohio State University and Ohio University taking courses in mechanical engineering and business management. Mr. Schmieder was employed from 1970 to 1977 by Cobe
Laboratories, Inc. (manufacturer of dialysis and cardiovascular equipment and supplies) as a designer and process controller on various projects. From 1977 to 1982, Mr. Schmieder served as president and principal of a consulting company for product and process development primarily in the medical field. Mr.
Schmieder has served as president and a director of the Company since its inception in March 1982. Mr.
Schmieder devotes his full working time to the affairs of the Company.

	Paul Duke received his initial medical training while on active duty with the United States Navy and while attending the University of Alabama. Mr. Duke was employed from 1965 to 1969 by the University of Alabama Medical Center as chief hemodialysis technician and was employed by Cobe
Laboratories, Inc. from 1969 to 1973 as field service and training technician. From 1973 to 1979, he served in various capacities for Cordis Dow Corporation (manufacturer of pacemakers and hemodialysis equipment and supplies), including sales, product management, European training manager and national service manager. From 1980 to 1982, Mr. Duke served as proprietor and president of a consulting company specializing in medical marketing, sales, service and training. Mr. Duke has served as vice president and a director of the Company since its inception in 1982. Mr. Duke devotes his full working time to the affairs of the Company.

	H. Stuart Campbell received his Bachelor of Science degree from Cornell University in 1951.
From 1960 through September 1982, Mr. Campbell served in various capacities for Johnson & Johnson and Ethicon, Inc., a domestic subsidiary of Johnson & Johnson. From 1977 through September 1982, he was a Company Group Chairman with Johnson & Johnson and served as Chief Executive Officer and Chairman of the Board of Directors of eight major corporate subsidiaries. Mr. Campbell currently owns and serves as an officer of Highland Packaging Labs, Inc., Somerville, New Jersey (contract packaging business). He also serves as a director of Isomedix, Inc., Whippany, New Jersey (contract irradiation processing and medical product sterilization), as a director of Atrix Laboratories, Inc. (pharmaceutical and contract research and development company) and as chairman of Biomatrix, Inc., Ridgefield, New Jersey (biomaterials manufacturer). Mr. Campbell has served as a director of the Company since May 1983 and devotes such time as is necessary to the affairs of the Company.

	Philip D. Quedenfeld received his Bachelor of Arts degree in English from Lake Forest University in 1954. At the time of his retirement in 1993, he was employed as manager of a Sears Department Store.
He also served in numerous marketing and advertising positions with Sears at both the headquarters and field levels for more than 30 years. Mr. Quedenfeld has served as a director of the Company since its inception in March 1982 and devotes such time as is necessary to the affairs of the Company.

	G. Lee Southard received his Bachelor of Science degree in chemistry from the Virginia Military
Institute in 1959, his Master of Science degree in chemistry from George Washington University in 1962 and his Ph.D. degree in organic chemistry from the University of North Carolina in 1965. From 1967 to
1976, Dr. Southard was the head of cosmetic research for Eli Lilly and Company (pharmaceutical manufacturer). Thereafter, until 1979, he served as the director of exploratory research for Johnson &
Johnson Products, Inc. (manufacturer of medical and health care products). From 1979 to January 1982,
Dr. Southard served as President of Southard Research Associates, a research management consulting firm in North Brunswick, New Jersey. Dr. Southard served as Vice-President of Research of Vipont
Pharmaceutical, Inc. from 1982 through August 1987. Dr. Southard currently serves as President and a director of Atrix Laboratories, Inc. (pharmaceutical and contract research and development company). Dr.
Southard has served as a director of the Company since May
1983 and devotes such time as is necessary to the affairs of the Company.

	None of the nominees has any family relationship with each other or any other officer or director of the Company. None of the nominees is being proposed for election pursuant to any arrangement or understanding between such nominee and any other person except only the directors and executive officers of the Company acting solely as such.

	Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company
pursuant to   240.16a-3(e) during its most recent fiscal
year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representation from the reporting person (as hereinafter defined) that no Form 5 is required, the Company is not aware of any person who, at any time during the fiscal year, was a director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, or any other person subject to Section 16 of the Exchange Act with respect to the Company because of the requirements of Section 30 of the Investment Company Act or
Section 17 of the Public Utility Holding
Company Act ("reporting person"), that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

	THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS
THAT
THEY VOTE "FOR" THE ELECTION OF SUCH NOMINEES.


EXECUTIVE COMPENSATION

	 The following table, and its accompanying explanatory footnotes, includes annual and long-term compensation information on the Company's Chief Executive Officer for services rendered in all capacities during the fiscal years ended March 31, 1996, March 31, 1995 and March 31, 1994. No executive officer received total annual salary and bonus for the fiscal year ended March 31, 1996 in excess of $100,000.

Summary Compensation Table

Annual Compensation                Long Term
                                 Compensation

Name and                                          All
Principal    Fiscal                Options       Other
Position     Year   Salary Bonus   Granted    Compensation


Luke R.     1996   $85,067 $11,000   5,000         -
Schmieder,
Chief       1995   $80,304 $10,030   5,000       $687(1)
Executive
Officer     1994   $77,908 $ 2,902   5,000       $620(1)


__________

(1)	This amount reflects the premium paid by the Company
for a $100,000 term life insurance policy
for the benefit of Mr. Schmieder.

	The following summary table sets forth information concerning grants of stock options made during the fiscal year ended March 31, 1996 to the Company's Chief
Executive Officer.

Option Grants in Last Fiscal Year
                    Percent of Total
                   Options Granted to
           Options Employees in Fiscal Exercise Expiration
Name       Granted      Year           Price       Date

Luke R.
Schmieder   5,000        4%            $2.75 March 31, 2000


Compensation of Directors

	The Company has adopted a nonqualified performance stock option plan, approved by the shareholders of the Company in October 1991, for the benefit of the directors of the Company. The plan provides that each director of the Company serving as a director as of the first day after the end of the Company's fiscal year shall be granted the option to purchase 5,000 shares of Common Stock, provided that the Company has achieved a net after-tax profit for the immediately prior fiscal year then ended. The purchase price of the Common Stock will be equal to the fair market value of the Common Stock on the date of grant. The date of grant is the first business day in the month following the end of the Company's most recently completed fiscal year. The fair market value is an amount equal to 100% of the closing bid price of the Common Stock on the over-the-counter market on the date of grant.

	On April 1, 1995, each of the five current directors of the Company was granted, for the fiscal year ended March 31, 1995, options to purchase 5,000 shares of Common Stock at $2.75 per share.

	The options are granted for a term of up to five years and may be exercised at any time after one year from the date of grant until the end of the fifth year from the date of grant. Any optionee may pay the exercise price by delivering shares of Common Stock with a value equal to the exercise price. The
Company has reserved 150,000 shares of its authorized but unissued Common Stock for possible issuance pursuant to the plan.

	On March 25, 1996, the Board of Directors adopted a new nonqualified performance stock option plan for the benefit of the Company's Outside Directors (the "Outside Directors Stock Option Plan"). The
Outside Directors Stock Option Plan, which is subject to shareholder approval, provides that the Outside
Directors will receive grants to be determined and approved by the Company's inside directors and not to exceed 20,000 options per year per director. Under the terms of the plan, the options are exercisable for a term of ten years, and during such term are exercisable as follows: 25% after each year, and 100% anytime after the fourth year until the end of the tenth year. The purchase price of the Common Stock will be equal to 100% of the closing bid price of the Common Stock on the over-the-counter market on the date of grant.

	Beginning in fiscal 1997, all outside directors will receive cash compensation of $500 for each Board of Directors meeting attended in person.

Incentive Stock Option Plans

	The Company has adopted three incentive stock option plans, approved by the shareholders of the Company in September 1984, October 1989 and November 1993, respectively, for the benefit of the Company's employees. The plans are administered by the non-participating members of the Board of Directors, who select the optionees and determine the terms and conditions of the stock option grant. The exercise price for options granted under the plans cannot be less than the fair market value of the stock at the date of grant or 110% of such fair market value with respect to options granted to any optionee who holds more than 10% of the Common Stock. Options are not exercisable until one year after the date of grant and expire five years after the date of grant. All outstanding options are subject to vesting provisions whereby they become exercisable over a four-year period.
The plans authorize options to purchase up to 200,000, 300,000 and 300,000 shares of Common Stock, respectively.

	As of March 31, 1996, options to purchase a total of 327,405 shares were outstanding, at exercise prices ranging from $2.19 to $4.38 per share. Further, as of March 31, 1996, options to purchase an aggregate of 201,000 shares remained available for grant under the latter two plans. The plan adopted in September 1984 was terminated effective June 1, 1993. No options were granted during the fiscal year ended March 31, 1996, pursuant to the Company's incentive stock option plans, to any of the Company's executive officers other than options to purchase 8,000 shares at $2.75 per share which were granted to Steven W. Peterson, Vice President-Finance, Chief Financial and Chief Accounting Officer and Secretary of the Company.

Retirement Plan

	No retirement, pension or profit sharing program has been adopted by the Company. The
Company may offer stock bonuses, profit sharing or pension plans to key employees or executive officers of the Company in such amounts and upon such conditions as the Board of Directors may in its sole discretion determine.

THE OUTSIDE DIRECTORS STOCK OPTION PLAN PROPOSAL

	On March 25, 1996, the Board of Directors adopted and approved, subject to shareholder approval, the Outside Directors Stock Option Plan (the "Plan"). The Plan was adopted in order to enhance the Company's ability to secure and retain highly qualified and experienced individuals who are not regularly salaried employees of the Company to serve as directors of the Company. THE BOARD OF
DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE
"FOR" THE
APPROVAL OF THE ESTABLISHMENT AND ADOPTION OF THE OUTSIDE
DIRECTORS
STOCK OPTION PLAN.

	The Plan provides generally that: (i) the purchase price of the Common Stock under each option granted shall not be less than the fair market value of the Common Stock on the date of grant; (ii) no director may be granted during any calendar year options to purchase more than 20,000 shares of Common
Stock; (iii) no option may be granted for a period of greater than ten years from the date of grant; and (iv) a maximum of 150,000 shares of Common Stock have been authorized and reserved for issuance under the Plan.

	Subject to shareholder approval of the Plan, the Company has granted each of H. Stuart Campbell, Philip Quedenfeld and G. Lee Southard nonqualified options to purchase 4,000 shares at $7.00 per share until April 1, 2006. Each of the foregoing options was granted at an exercise price equal to the fair market value of the Common Stock as of the date of grant. Further, the options vest in 25% increments annually, subject to earlier termination or extension. As of August 2, 1996, the last sales price of the Common Stock was $7.00 per share.

	If and to the extent that any option to purchase reserved shares shall not be exercised by an outside director for any reason or if such option to purchase shall terminate as provided by the Plan, such shares which have not been so purchased thereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated.

	The Company has been advised that the federal income tax consequences of the Plan to the Company and the optionees, and possible exercise of options granted under the Plan, will depend upon future circumstances and possible changes in the tax laws. The following summary discussion addresses certain federal income tax consequences of the Plan. This discussion does not purport to address all of the tax consequences that may be applicable to any particular outside director or to the Company. In addition, this discussion does not address foreign, state, or local taxes, nor does it address federal taxes other than federal income tax. This discussion is based upon applicable statutes, regulations, case law, administrative interpretations and judicial decisions in effect as of the date of this Proxy Statement.

	The income tax treatment of nonstatutory options is governed by SEC. 83 of the Internal Revenue Code of 1986, as amended. This Section basically provides that if an option has a readily ascertainable fair market value when granted, then the optionee must recognize ordinary income at the time of grant but not at the time of exercise or disposal; if an option does not have a readily ascertainable fair market value when granted, the optionee must recognize ordinary income at the time of its exercise or disposal of the option but not at the time of its grant. The Company will receive a corresponding compensation deduction for the amount included by the optionee as income in the same year that the optionee includes such amount as income. Consequently, whether a nonstatutory option has a readily ascertainable fair market value at grant will determine whether the grant or the exercise of the nonstatutory option is the taxable event for the optionee who rendered the services for which the option was granted.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

	Ehrhardt Keefe Steiner & Hottman PC, Denver, Colorado, conducted the audits of the Company's accounting records since 1986 and the Board of Directors expects to engage the same firm to audit the Company's accounting records for the fiscal year ending
March 31, 1997.  Ehrhardt Keefe Steiner &
Hottman PC has performed no accounting services for the Company other than the audit of its financial statements. It is the Company's understanding that Ehrhardt Keefe Steiner & Hottman PC is obliged to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by Ehrhardt Keefe Steiner & Hottman PC nor do they consider the effect, if any, of such services on audit independence.

	A representative of Ehrhardt Keefe Steiner & Hottman PC will attend the Annual Meeting of Shareholders and will have the opportunity to make a statement if he so desires. This representative will be available to respond to appropriate shareholder questions at that time.


PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT NEXT ANNUAL MEETING OF SHAREHOLDERS

	Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices by the end of the fiscal year, March 31, 1997. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the Meeting is held.


ANNUAL REPORT

	The Annual Report to Shareholders concerning the operations of the Company during the fiscal year ended March 31, 1996, including audited financial statements for the year then ended, has been distributed to all record holders as of the record date.
The Annual Report is not incorporated in the Proxy
Statement and is not to be considered a part of the soliciting material.


OTHER BUSINESS

	Management of the Company is not aware of any other matters which are to be presented at the Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.


AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

	UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT
CHARGE, A
COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR
ENDED MARCH 31,
1996, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER
WHO OWNED
COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR
BROKER, AS
NOMINEE, AT THE CLOSE OF BUSINESS ON AUGUST 7, 1996.  ANY
REQUEST BY A
SHAREHOLDER FOR THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB
SHOULD BE
MAILED TO THE COMPANY'S SECRETARY, MESA LABORATORIES, INC.,
12100 WEST SIXTH
AVENUE, LAKEWOOD, COLORADO 80228.

	The above notice and Proxy Statement are sent by order of the Board of Directors.


					Steven W. Peterson
					Secretary
August 9, 1996




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
MESA LABORATORIES, INC.
TO BE HELD OCTOBER 4, 1996




                PROXY CARD

   The undersigned hereby appoints Luke R. Schmieder as the lawful agent and Proxy of the undersigned
(with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Mesa Laboratories, Inc. held of record by the undersigned as of the close of business on August 7, 1996, at the Annual Meeting of Shareholders to be held on Friday, October 4, 1996, or any adjournment or postponement thereof.


1.	ELECTION OF DIRECTORS

___	FOR all nominees listed below	  ___WITHHOLD AUTHORITY
    (except as marked to the 		to vote for all nominees
	contrary below)  					listed below


L. Schmieder, P. Duke, H.S. Campbell, P. Quedenfeld, G.L.
Southard



(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)





2.	To approve the establishment of the outside directors
stock option plan for the benefit of the outside directors of the Company (the "Outside Directors Stock
Option Plan Proposal").

			_____ FOR	_____ AGAINST		_____ ABSTAIN

3.	In his discretion, the Proxy is authorized to vote upon
any matters which may properly come before the Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED
BY THE SHAREHOLDER, THE
PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED
IN ITEM (1) AND
IN FAVOR OF ITEM 2.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated:_______________, 1996
						Signature



						Signature if held jointly




PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.




__PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE
MEETING.

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